                              SERVICES AGREEMENT

     AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

     WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

     WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

     WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

     Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares;
(iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

     In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

     2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

     3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

     4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

     5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

     6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

     7. MSDW Services will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

     8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

     10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

     11. This Agreement may be assigned by either party with the written consent of the other party.

     12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.


                                          MORGAN STANLEY DEAN WITTER ADVISORS
                                          INC.


                                          By:
                                             -----------------------------------

Attest:


-----------------------------------



                                          MORGAN STANLEY DEAN WITTER SERVICES
                                          COMPANY INC.


                                          By:
                                             -----------------------------------


Attest:



-----------------------------------

                                  SCHEDULE A

                       MORGAN STANLEY DEAN WITTER FUNDS
                        AS AMENDED AS OF JUNE 28, 1999


OPEN-END FUNDS
  1.    Active Assets California Tax-Free Trust
  2.    Active Assets Government Securities Trust
  3.    Active Assets Money Trust
  4.    Active Assets Tax-Free Trust
  5.    Morgan Stanley Dean Witter Aggressive Equity Fund
  6.    Morgan Stanley Dean Witter American Opportunities Fund
  7.    Morgan Stanley Dean Witter Balanced Growth Fund
  8.    Morgan Stanley Dean Witter Balanced Income Fund
  9.    Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 10.    Morgan Stanley Dean Witter California Tax-Free Income Fund
 11.    Morgan Stanley Dean Witter Capital Growth Securities
 12.    Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
 13.    Morgan Stanley Dean Witter Convertible Securities Trust
 14.    Morgan Stanley Dean Witter Developing Growth Securities Trust
 15.    Morgan Stanley Dean Witter Diversified Income Trust
 16.    Morgan Stanley Dean Witter Dividend Growth Securities Inc.
 17.    Morgan Stanley Dean Witter Equity Fund
 18.    Morgan Stanley Dean Witter European Growth Fund Inc.
 19.    Morgan Stanley Dean Witter Federal Securities Trust
 20.    Morgan Stanley Dean Witter Financial Services Trust
 21.    Morgan Stanley Dean Witter Fund of Funds
         (i)     Domestic Portfolio
         (ii)    International Portfolio
 22.    Morgan Stanley Dean Witter Global Dividend Growth Securities
 23.    Morgan Stanley Dean Witter Global Utilities Fund
 24.    Morgan Stanley Dean Witter Growth Fund
 25.    Morgan Stanley Dean Witter Hawaii Municipal Trust
 26.    Morgan Stanley Dean Witter Health Sciences Trust
 27.    Morgan Stanley Dean Witter High Yield Securities Inc.
 28.    Morgan Stanley Dean Witter Income Builder Fund
 29.    Morgan Stanley Dean Witter Information Fund
 30.    Morgan Stanley Dean Witter Intermediate Income Securities
 31.    Morgan Stanley Dean Witter International Fund
 32.    Morgan Stanley Dean Witter International SmallCap Fund
 33.    Morgan Stanley Dean Witter Japan Fund
 34.    Morgan Stanley Dean Witter Latin American Growth Fund
 35.    Morgan Stanley Dean Witter Limited Term Municipal Trust
 36.    Morgan Stanley Dean Witter Liquid Asset Fund Inc.
 37.    Morgan Stanley Dean Witter Managers Focus Fund
 38.    Morgan Stanley Dean Witter Market Leader Trust
 39.    Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
 40.    Morgan Stanley Dean Witter Mid-Cap Equity Trust
 41.    Morgan Stanley Dean Witter Multi-State Municipal Series Trust
 42.    Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
 43.    Morgan Stanley Dean Witter New York Municipal Money Market Trust
 44.    Morgan Stanley Dean Witter New York Tax-Free Income Fund

 45.      Morgan Stanley Dean Witter North American Government Income Trust
 46.      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
 47.      Morgan Stanley Dean Witter Precious Metals and Minerals Trust
 48.      Morgan Stanley Dean Witter Real Estate Fund
 49.      Morgan Stanley Dean Witter Select Dimensions Investment Series
           (i)     American Opportunities Portfolio
           (ii)    Balanced Growth Portfolio
           (iii)   Developing Growth Portfolio
           (iv)    Diversified Income Portfolio
           (v)     Dividend Growth Portfolio
           (vi)    Emerging Markets Portfolio
           (vii)   Global Equity Portfolio
           (viii)  Growth Portfolio
           (ix)    Mid-Cap Growth Portfolio
           (x)     Money Market Portfolio
           (xi)    North American Government Securities Portfolio
           (xii)   Utilities Portfolio
           (xiii)  Value-Added Market Portfolio
 50.      Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
 51.      Morgan Stanley Dean Witter Short-Term Bond Fund
 52.      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
 53.      Morgan Stanley Dean Witter Small Cap Growth Fund
 54.      Morgan Stanley Dean Witter Special Value Fund
 55.      Morgan Stanley Dean Witter Strategist Fund
 56.      Morgan Stanley Dean Witter S&P 500 Index Fund
 57.      Morgan Stanley Dean Witter S&P 500 Select Fund
 58.      Morgan Stanley Dean Witter Tax-Exempt Securities Trust
 59.      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
 60.      Morgan Stanley Dean Witter Total Return Trust
 61.      Morgan Stanley Dean Witter U.S. Government Securities Trust
 62.      Morgan Stanley Dean Witter U.S. Government Money Market Trust
 63.      Morgan Stanley Dean Witter Utilities Fund
 64.      Morgan Stanley Dean Witter Value Fund
 65.      Morgan Stanley Dean Witter Value-Added Market Series
 66.      Morgan Stanley Dean Witter Variable Investment Series
           (i)     Aggressive Equity Portfolio
           (ii)    Capital Growth Portfolio
           (iii)   Competitive Edge "Best Ideas" Portfolio
           (iv)    Dividend Growth Portfolio
           (v)     Equity Portfolio
           (vi)    European Growth Portfolio
           (vii)   Global Dividend Growth Portfolio
           (viii)  High Yield Portfolio
           (ix)    Income Builder Portfolio
           (x)     Money Market Portfolio
           (xi)    Quality Income Plus Portfolio
           (xii)   Pacific Growth Portfolio
           (xiii)  S&P 500 Index Portfolio
           (xiv)   Short-Term Bond Portfolio
           (xv)    Strategist Portfolio
           (xvi)   Utilities Portfolio

 67.      Morgan Stanley Dean Witter World Wide Income Trust
 68.      Morgan Stanley Dean Witter Worldwide High Income Fund

 CLOSED-END FUNDS

 69.      Morgan Stanley Dean Witter High Income Advantage Trust
 70.      Morgan Stanley Dean Witter High Income Advantage Trust II
 71.      Morgan Stanley Dean Witter High Income Advantage Trust III
 72.      Morgan Stanley Dean Witter Income Securities Inc.
 73.      Morgan Stanley Dean Witter Government Income Trust
 74.      Morgan Stanley Dean Witter Insured Municipal Bond Trust
 75.      Morgan Stanley Dean Witter Insured Municipal Trust
 76.      Morgan Stanley Dean Witter Insured Municipal Income Trust
 77.      Morgan Stanley Dean Witter California Insured Municipal Income Trust
 78.      Morgan Stanley Dean Witter Insured Municipal Securities
 79.      Morgan Stanley Dean Witter Insured California Municipal Securities
 80.      Morgan Stanley Dean Witter Quality Municipal Investment Trust
 81.      Morgan Stanley Dean Witter Quality Municipal Income Trust
 82.      Morgan Stanley Dean Witter Quality Municipal Securities
 83.      Morgan Stanley Dean Witter California Quality Municipal Securities
 84.      Morgan Stanley Dean Witter New York Quality Municipal Securities

                                                                     SCHEDULE B


               MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

                        SCHEDULE OF ADMINISTRATIVE FEES
                        AS AMENDED AS OF JUNE 28, 1999


     Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:


FIXED INCOME FUNDS



Morgan Stanley Dean Witter           0.060% of the daily net assets.
 Balanced Income Fund

Morgan Stanley Dean Witter           0.055% of the portion of the daily net assets not exceeding
 California Tax-Free Income Fund     $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.050%
                                     of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.045% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter           0.060% of the portion of the daily net assets not exceeding
 Convertible Securities Trust        $750 million; 0.055% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding
                                     $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter           0.040% of the daily net assets.
 Diversified Income Trust

Morgan Stanley Dean Witter           0.055% of the portion of the daily net assets not exceeding $1
 Federal Securities Trust            billion; 0.0525% of the portion of the daily net assets exceeding
                                     $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                     $2 billion; 0.0475% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.045% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                     0.040% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                     $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter           0.035% of the daily net assets.
 Hawaii Municipal Trust

Morgan Stanley Dean Witter             0.050% of the portion of the daily net assets not exceeding
 High Yield Securities Inc.            $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion;
                                       0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter             0.060% of the portion of the daily net assets not exceeding
 Intermediate Income Securities        $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.040%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter             0.050% of the daily net assets.
 Limited Term Municipal Trust

Morgan Stanley Dean Witter             0.035% of the daily net assets.
 Multi-State Municipal Series Trust
 (10 Series)

Morgan Stanley Dean Witter             0.055% of the portion of the daily net assets not exceeding
 New York Tax-Free Income Fund         $500 million; and 0.0525% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter North       0.039% of the portion of the daily net assets not exceeding
 American Government Income            $3 billion; and 0.036% of the portion of the daily net assets
 Trust                                 exceeding $3 billion.

Morgan Stanley Dean Witter Select
 Dimensions Investment Series--
 Diversified Income Portfolio          0.040% of the daily net assets.

 North American Government             0.039% of the daily net assets.
  Securities Portfolio

Morgan Stanley Dean Witter Select      0.050% of the daily net assets.
 Municipal Reinvestment Fund

Morgan Stanley Dean Witter             0.070% of the daily net assets.
 Short-Term Bond Fund

Morgan Stanley Dean Witter             0.035% of the daily net assets.
 Short-Term U.S. Treasury Trust

Morgan Stanley Dean Witter             0.050% of the portion of the daily net assets not exceeding
 Tax-Exempt Securities Trust           $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; .0325% of the portion of the daily net assets exceeding
                                       $1.25 billion.

Morgan Stanley Dean Witter            0.050% of the portion of the daily net assets not exceeding $1
 U.S. Government Securities Trust     billion; 0.0475% of the portion of the daily net assets exceeding
                                      $1 billion but not exceeding $1.5 billion; 0.045% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                      $2 billion; 0.0425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.040% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                      0.035% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                      $12.5 billion; and 0.030% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter            0.050% of the portion of the daily net assets not exceeding
 Variable Investment Series--         $500 million; and 0.0425% of the daily net assets exceeding
 High Yield Portfolio                 $500 million.

 Quality Income Plus Portfolio        0.050% of the portion of the daily the net assets up to
                                      $500 million; and 0.045% of the portion of the daily net assets exceeds $500 million.

 Short-Term Bond Portfolio            0.045% of the daily net assets.

Morgan Stanley Dean Witter            0.075% of the portion of the daily net assets up to $250 million;
 World Wide Income Trust              0.060% of the portion of the daily net assets exceeding
                                      $250 million but not exceeding $500 million; 0.050% of the portion of the daily net assets of the exceeding $500 million but not exceeding $750 million; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter            0.060% of the daily net assets.
 Worldwide High Income Fund

EQUITY FUNDS

Morgan Stanley Dean Witter            0.075% of the daily net assets.
 Aggressive Equity Fund

Morgan Stanley Dean Witter            0.0625% of the portion of the daily net assets not exceeding
 American Opportunities Fund          $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $2.25 billion; 0.0475%
                                      of the portion of the daily net assets exceeding $2.25 billion but not exceeding $3.5 billion; 0.0450% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.0425% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter            0.060% of the portion of the daily net assets not exceeding
 Balanced Growth Fund                 $500 million; and 0.0575% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter           0.065% of the portion of the daily net assets not exceeding
 Capital Growth Securities           $500 million; 0.055% of the portion exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and
                                     0.0475% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter           0.065% of the portion of the daily net assets not exceeding $1.5
 Competitive Edge Fund,              billion; and 0.0625% of the portion of the daily net assets
 "Best Ideas" Portfolio              exceeding $1.5 billion.

Morgan Stanley Dean Witter           0.050% of the portion of the daily net assets not exceeding
 Developing Growth Securities        $500 million; and 0.0475% of the portion of the daily net assets
 Trust                               exceeding $500 million.

Morgan Stanley Dean Witter           0.0625% of the portion of the daily net assets not exceeding
 Dividend Growth Securities Inc.     $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion;
                                     0.0425% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding
                                     $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.0325% of the portion of the daily net assets exceeding
                                     $8 billion but not exceeding $10 billion; 0.030% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                     $15 billion; and 0.0275% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Dean Witter           0.051% of the daily net assets.
 Equity Fund

Morgan Stanley Dean Witter           0.057% of the portion of the daily net assets not exceeding
 European Growth Fund Inc.           $500 million; 0.054% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; and
                                     0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter           0.075% of the portion of the daily net assets not exceeding
 Financial Services Trust            $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
 Fund of Funds--
 Domestic Portfolio                  None
 International Portfolio             None

Morgan Stanley Dean Witter Global    0.075% of the portion of the daily net assets not exceeding $1
 Dividend Growth Securities          billion; 0.0725% of the portion of the daily net assets exceeding
                                     $1 billion but not exceeding $1.5 billion; 0.070% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                     $2.5 billion; 0.0675% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.0650%
                                     of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.0625% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter           0.065% of the portion of the daily net assets not exceeding
 Global Utilities Fund               $500 million; 0.0625% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                     0.060% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter           0.048% of the portion of daily net assets not exceeding
 Growth Fund                         $750 million; 0.045% of the portion of daily net assets
                                     exceeding $750 million but not exceeding $1.5 billion; and
                                     0.042% of the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter           0.10% of the portion of daily net assets not exceeding
 Health Sciences Trust               $500 million; and 0.095% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter           0.075% of the portion of the net assets not exceeding
 Income Builder Fund                 $500 million; and 0.0725% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter           0.075% of the portion of the daily net assets not exceeding
 Information Fund                    $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter           0.060% of the daily net assets.
 International Fund

Morgan Stanley Dean Witter           0.069% of the daily net assets.
 International SmallCap Fund

Morgan Stanley Dean Witter           0.057% of the daily net assets.
 Japan Fund

Morgan Stanley Dean Witter Latin     0.075% of the portion of the daily net assets not exceeding
 American Growth Fund                $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter           0.0625% of the daily net assets.
 Managers Focus Fund

Morgan Stanley Dean Witter           0.075% of the daily net assets.
 Market Leader Trust

Morgan Stanley Dean Witter           0.075 of the daily net assets.
 Mid-Cap Dividend Growth
 Securities

Morgan Stanley Dean Witter           0.035% of the portion of the daily net assets not exceeding
 Mid-Cap Equity Trust                $500 million; and 0.0325% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter            0.0625% of the portion of the daily net assets not exceeding
 Natural Resource Development         $250 million and 0.050% of the portion of the daily net assets
 Securities Inc.                      exceeding $250 million.

Morgan Stanley Dean Witter            0.057% of the portion of the daily net assets not exceeding $1
 Pacific Growth Fund Inc.             billion; 0.054% of the portion of the daily net assets exceeding
                                      $1 billion but not exceeding $2 billion; and 0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter            0.080% of the daily net assets.
 Precious Metals and
 Minerals Trust

Morgan Stanley Dean Witter            0.060% of the daily net assets.
 Real Estate Fund

Morgan Stanley Dean Witter Select
 Dimensions Investment Series--

 American Opportunities Portfolio     0.0625% of the portion of the daily net assets not exceeding
                                      $500 million; and 0.060% of the portion of the daily net assets exceeding $500 million.

 Balanced Growth Portfolio            0.065% of the daily net assets.

 Developing Growth Portfolio          0.050% of the daily net assets.

 Dividend Growth Portfolio            0.0625% of the portion of the daily net assets not exceeding
                                      $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                      0.0475% of the portion of the daily net assets exceeding $1 billion.

 Emerging Markets Portfolio           0.075% of the daily net assets.

 Global Equity Portfolio              0.10% of the daily net assets.

 Growth Portfolio                     0.048% of the daily net assets.

 Mid-Cap Growth Portfolio             0.075% of the daily net assets

 Utilities Portfolio                  0.065% of the daily net assets.

 Value-Added Market Portfolio         0.050% of the daily net assets.

Morgan Stanley Dean Witter Small      0.060% of the daily net assets.
 Cap Growth Fund

Morgan Stanley Dean Witter            0.075% of the portion of the daily net assets not exceeding
 Special Value Fund                   $500 million; and 0.0725% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter            0.060% of the portion of the daily net assets not exceeding
 Strategist Fund                      $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.0 billion; and
                                      0.045% of the portion of the daily net assets exceeding $2.0 billion.

Morgan Stanley Dean Witter           0.040% of the portion of the daily net assets not exceeding $1.5
 S&P 500 Index Fund                  billion; 0.0375% of the portion of daily net assets exceeding
                                     $1.5 billion but not exceeding $3 billion; and 0.035% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter           0.060% of the daily net assets.
 S&P 500 Select Fund

Morgan Stanley Dean Witter Total     0.045% of the daily net assets.
 Return Trust

Morgan Stanley Dean Witter           0.065% of the portion of the daily net assets not exceeding
 Utilities Fund                      $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion;
                                     0.0475% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion;
                                     and 0.0425% of the daily net assets exceeding $5 billion.

Morgan Stanley Dean Witter           0.060% of the daily net assets.
 Value Fund

Morgan Stanley Dean Witter           0.050% of the portion of the daily net assets not exceeding
 Value-Added Market Series           $500 million; 0.45% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0425% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.040% of the portion of the daily net assets exceeding $2 billion.
Morgan Stanley Dean Witter
 Variable Investment Series--

 Aggressive Equity Portfolio         0.075% of the daily net assets.

 Capital Growth Portfolio            0.065% of the daily net assets.

 Competitive Edge "Best Ideas"       0.065% of the daily net assets.
  Portfolio

 Dividend Growth Portfolio           0.0625% of the portion of the daily net assets not exceeding
                                     $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and
                                     0.0425% of the portion of the daily net assets exceeding $3 billion.

 Equity Portfolio                    0.050% of the portion of the daily net assets not exceeding $1 billion; and 0.0475% of the portion of the daily net assets exceeding $1 billion.

 European Growth Portfolio           0.057% of the portion of the daily net assets not exceeding
                                     $500 million; and 0.054% of the portion of the daily net assets exceeding $500 million.

 Global Dividend Growth Portfolio     0.075% of the portion of the daily net assets not exceeding $1 billion; and 0.0725% of the portion of daily net assets
                                      exceeding $1 billion.

 Income Builder Portfolio             0.075% of the daily net assets.

 Pacific Growth Portfolio             0.057% of the daily net assets.

 S&P 500 Index Portfolio              0.040% of the daily net assets.

 Strategist Portfolio                 0.050% of the portion of the daily net assets not exceeding $1.5 billion; and 0.0475% of the portion of the daily net assets exceeding $1.5 billion.

 Utilities Portfolio                  0.065% of the portion of the daily net assets not exceeding
                                      $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                      0.0525% of the portion of the daily net assets exceeding $1 billion.
MONEY MARKET FUNDS

Active Assets Trusts:

 (1) Active Assets Tax-Free Trust     0.050% of the portion of the daily net assets not exceeding

 (2) Active Assets California         $500 million; 0.0425% of the portion of the daily net assets
     Tax-Free Trust                   exceeding $500 million but not exceeding $750 million; 0.0375%

 (3) Active Assets Government         of the portion of the daily net assets exceeding $750 million
     Securities Trust                 but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

 (4) Active Assets Money Trust        0.050% of the portion of the daily net assets not exceeding
                                      $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $3 billion; 0.025% of the portion of the daily net assets exceeding $3 billion but not exceeding
                                      $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and
                                      0.0248% of the portion of the daily net assets exceeding $17.5 billion.

Morgan Stanley Dean Witter            0.050% of the portion of the daily net assets not exceeding
 California Tax-Free Daily            $500 million; 0.0425% of the portion of the daily net assets
 Income Trust                         exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter Liquid     0.050% of the portion of the daily net assets not exceeding
 Asset Fund Inc.                      $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding
                                      $2.15 billion; 0.0275% of the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.025%
                                      of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion;
                                      and 0.0248% of the portion of the daily net assets exceeding
                                      $17.5 billion.

Morgan Stanley Dean Witter            0.050% of the portion of the daily net assets not exceeding
 New York Municipal Money             $500 million; 0.0425% of the portion of the daily net assets
 Market Trust                         exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter Select     0.050% of the daily net assets.
 Dimensions Investment Series--
 Money Market Portfolio

Morgan Stanley Dean Witter          0.050% of the portion of the daily net assets not exceeding
 Tax-Free Daily Income Trust        $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                    of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                    0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                    $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter U.S.     0.050% of the portion of the daily net assets not exceeding
 Government Money Market Trust      $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                    of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                    0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                    $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter          0.050% of the portion of the daily net assets not exceeding
 Variable Investment Series--       $500 million; 0.0425% of the portion of the daily net assets
 Money Market Portfolio             exceeding $500 million but not exceeding $750 million; and
                                    0.0375% of the portion of the daily net assets exceeding
                                    $750 million.

     Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:


CLOSED-END FUNDS

Morgan Stanley Dean Witter           0.060% of the average weekly net assets.
 Government Income Trust

Morgan Stanley Dean Witter           0.075% of the portion of the average weekly net assets not
 High Income Advantage Trust         exceeding $250 million; 0.060% of the portion of average
                                     weekly net assets exceeding $250 million and not exceeding
                                     $500 million; 0.050% of the portion of average weekly net
                                     assets exceeding $500 million and not exceeding $750 million;
                                     0.040% of the portion of average weekly net assets exceeding
                                     $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter           0.075% of the portion of the average weekly net assets not
 High Income Advantage Trust II      exceeding $250 million; 0.060% of the portion of average
                                     weekly net assets exceeding $250 million and not exceeding
                                     $500 million; 0.050% of the portion of average weekly net
                                     assets exceeding $500 million and not exceeding $750 million;
                                     0.040% of the portion of average weekly net assets exceeding
                                     $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter           0.075% of the portion of the average weekly net assets not
 High Income Advantage Trust III     exceeding $250 million; 0.060% of the portion of average
                                     weekly net assets exceeding $250 million and not exceeding
                                     $500 million; 0.050% of the portion of average weekly net
                                     assets exceeding $500 million and not exceeding $750 million;
                                     0.040% of the portion of the average weekly net assets
                                     exceeding $750 million and not exceeding $1 billion; and
                                     0.030% of the portion of average weekly net assets exceeding
                                     $1 billion.

Morgan Stanley Dean Witter           0.050% of the average weekly net assets.
 Income Securities Inc.

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Insured Municipal Bond Trust

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Insured Municipal Trust

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Insured Municipal Income Trust

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 California Insured Municipal
 Income Trust

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Quality Municipal Investment
 Trust

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 New York Quality Municipal
 Securities

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Quality Municipal Income Trust

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Quality Municipal Securities

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 California Quality Municipal
 Securities

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Insured Municipal Securities

Morgan Stanley Dean Witter           0.035% of the average weekly net assets.
 Insured California Municipal
 Securities